UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2007

The Travelers Companies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

385 Washington Street Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

(651) 310-7911

(Registrant’s telephone number, including area code)

None

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On July 6, 2007, The Travelers Companies, Inc. (the “Company”) issued a press release announcing that it had entered into a settlement to resolve fully all current and future asbestos-related coverage claims against the Company and its subsidiaries relating to ACandS, Inc.  The settlement is subject to a number of contingencies, including final court approval of both the settlement and a plan of reorganization for ACandS, Inc.  The press release is filed as Exhibit 99 to this report and is incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
99	Press release issued by The Travelers Companies, Inc., dated July 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       July 9, 2007

THE TRAVELERS COMPANIES, INC.

By:

/s/ Bruce A. Backberg

Name:  Bruce A. Backberg

Title:    Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99	Press release issued by The Travelers Companies, Inc., dated July 6, 2007